UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                  April 8, 2004

                                (Date of earliest
                                 event reported)


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


     Commission File           Name of Registrant; State of Incorporation; Address of        IRS Employer
     Number                    Principal Executive Offices; and Telephone Number             Identification Number
     ---------------------     ----------------------------------------------------------    ------------------------
     1-16169                   EXELON CORPORATION                                            23-2990190
                               (a Pennsylvania corporation)
                               10 South Dearborn Street - 37th Floor
                               P.O. Box 805379 Chicago, Illinois 60680-5379
                               (312) 394-7398


Item 5. Other Events


On April 8, 2004, Exelon Corporation announced the record and distribution dates for a previously announced 2-for-1 stock split in the form of a dividend on Exelon's common stock. The news release is attached to this report as Exhibit 99.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            EXELON CORPORATION

                                            /s/  Robert S. Shapard
                                            -----------------------------
                                            Robert S. Shapard
                                            Executive Vice President and
                                            Chief Financial Officer




April 8, 2004